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                                                                    Exhibit 10.6

                                QUIKSILVER, INC.

                                STOCK OPTION PLAN

                       (as amended through March 24, 1995)

      Quiksilver, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Quiksilver, Inc. Stock Option Plan (the "Plan"). The purposes of this Plan are as follows:

      (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its Directors and Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

      (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

                                    ARTICLE I

                                   DEFINITIONS

      Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 Board

      "Board" shall mean the Board of Directors of the Company.

Section 1.2 Code

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

Section 1.3 Committee

      "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 6.1.

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Section 1.4 Company

      "Company" shall mean Quiksilver, Inc., a Delaware corporation. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options outstanding under the Plan in a transaction to which Section 424(a) of the Code applies.

Section 1.5 Director

      "Director" shall mean a member of the Board.

Section 1.6 Employee

      "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.7 Incentive Stock Option

      "Incentive Stock Option" shall mean an Option which qualifies as an "incentive stock option" under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.8 Non-Qualified Option

      "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

Section 1.9 Officer

      "Officer" shall mean an officer of the Company, any Parent Corporation or any Subsidiary.

Section 1.10 Option

      "Option" shall mean an option to purchase capital stock of the Company granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

Section 1.11 Optionee

      "Optionee" shall mean a Director or Employee to whom an Option is granted under the Plan.

Section 1.12 Parent Corporation

      "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock

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possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.13 Plan

      "Plan" shall mean this Quiksilver, Inc. Stock Option Plan.

Section 1.14 Secretary

      "Secretary" shall mean the Secretary of the Company.

Section 1.15 Securities Act

      "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.16 Subsidiary

      "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.17 Termination of Employment

      "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, or the time when the service of a Director (who is not an Employee) as a member of the Board is terminated, in each case with or without cause, including, but not by way of limitation, a termination by resignation, discharge, removal, death or retirement, but excluding terminations where there is a simultaneous reemployment of the Employee by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.

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                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

Section 2.1 Shares Subject to Plan

      The shares of stock subject to Options shall be shares of the Company's $.01 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 1,420,000.

Section 2.2 Unexercised Options

      If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be subject to Options granted hereunder, subject to the limitations of Section 2.1.

Section 2.3 Changes in Company's Shares

      In the event that the outstanding shares of stock subject to Options to be granted hereunder are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                  ARTICLE III

                               GRANTING OF OPTIONS

Section 3.1 Eligibility

      Except as provided in Section 3.2, any Employee of the Company (including any Employee of the Company who is also a Director) or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, and any Director who is not an Employee shall be eligible to receive Non-Qualified Options.

Section 3.2 Qualification of Incentive Stock Options

      No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

Section 3.3 Granting of Options

            (a) The Committee shall from time to time, in its absolute discretion:

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                  (i) Select from among the Employees and Directors (including those to whom Options have been previously granted under the Plan) such of them as shall be granted Options; and

                  (ii) Determine the number of shares to be subject to such Options granted to such Employees or Directors, and, in the case of Employees, determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                  (iii) Determine the terms and conditions of such Options, consistent with the Plan.

            (b) Upon the selection of a Director or Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to a Director or Employee, that the Director or Employee surrender for cancellation some or all of any unexercised Options which have been previously granted to the Director or Employee. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                                   ARTICLE IV

                                TERMS OF OPTIONS

Section 4.1 Option Agreement

      Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

Section 4.2 Option Price

            (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; and provided further, that in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the event such Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

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            (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system,
(1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 4.3 Commencement of Exercisability

            (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Option is granted.

            (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

            (c) No portion of an Option which is unexercisable at an Employee's or Director's Termination of Employment shall thereafter become exercisable.

            (d) Notwithstanding any other provision of this Plan, in the case of an Incentive Stock Option, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) shall not exceed $100,000.

Section 4.4 Expiration of Options

            (a) No Incentive Stock Option may be exercised to any extent by anyone after the first to occur of the following events:

                  (i) The expiration of ten years from the date the Option was granted; or

                  (ii) In the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total

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combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Option was granted; or

                  (iii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

                  (iv) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

                  (v) The expiration of one year from the date of the Optionee's death.

      No Non-Qualified Option may be exercised to any extent by anyone after the expiration of ten years and one day from the date the Option was granted.

            (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

Section 4.5 Consideration

      In consideration of the granting of the Option, the Optionee shall agree, in the written Stock Option Agreement, (a) if the Optionee is an Employee, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted, or (b) if the Optionee is a Director who is not also an Employee, to remain as a Director of the Company for a period of at least one year after the Option is granted, unless the shareholders of the Company fail to reelect the Director upon expiration of the Director's term of office prior to the expiration of the one year period. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 Adjustments in Outstanding Options

      In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the

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occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 Merger, Consolidation, Acquisition, Liquidation or Dissolution

      In its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) or any installment provisions of such Option, but subject to Section 4.3(d).

                                   ARTICLE V

                               EXERCISE OF OPTIONS

Section 5.1 Person Eligible to Exercise

      During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 Partial Exercise

      At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under Section 4.4 or
Section 4.7, such exercisable Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 Manner of Exercise

      An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when

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such exercisable Option or portion thereof becomes unexercisable under Section
4.4 or Section 4.7:

            (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

            (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

                (ii) With the consent of the Committee, shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a fair market value (as determinable under Section 4.2(b)) on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is thereby exercised; or

                (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at at least such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii); and

            (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

            (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 Conditions to Issuance of Stock Certificates

      The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed; and

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            (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

            (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 Rights of Shareholders

      The holder of an Option or Options shall not be, nor shall such holder have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option or Options unless and until a certificate or certificates representing such shares have been issued by the Company to such holder.

Section 5.6 Transfer Restrictions

      The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee or Director to give the Company prompt notice of any disposition of shares of stock acquired by exercise of an Incentive Stock Option within two years from the date of grant of such Option or one year after the issuance of such shares to such Employee or Director. The Committee may direct that the certificates evidencing shares acquired upon exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                                 ADMINISTRATION

Section 6.1 Compensation Committee

      The Compensation Committee shall consist of at least two Directors appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice of resignation to the Board. Vacancies in the Committee shall be filled by the Board.

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Section 6.2 Duties and Powers of Committee

      It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

Section 6.3 Majority Rule

      The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 Compensation; Professional Assistance; Good Faith Actions

      Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII

                                OTHER PROVISIONS

Section 7.1 Options Not Transferable

      No Option or interest or right therein or part thereof shall be subject to or liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

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Section 7.2 Amendment, Suspension or Termination of the Plan

      The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. To the extent necessary or desirable to comply with Rule 16b-3, the Code or any other applicable law or regulation, the Company shall obtain shareholder approval of any amendment to the Plan in such a manner and to such a degree as required. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

            (a) The expiration of ten years from the date the Plan is adopted by the Board; or

            (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.

Section 7.3 Approval of Plan by Shareholders

      This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such shareholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; and provided further, that if such approval has not been obtained at the end of said 12-month period, all Incentive Stock Options previously granted under the Plan shall thereupon become Non-Qualified Options.

Section 7.4 Effect of Plan Upon Other Option and Compensation Plans

      The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 Titles

      Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

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      IN WITNESS WHEREOF, pursuant to the due authorization and adoption of the
Plan by the Board on July 17, 1987, amended effective April 4, 1991, March 26, 1993, March 18, 1994 and March 24, 1995, the Company has caused this Plan to be duly executed by its duly authorized officers.

                                       QUIKSILVER, INC.

                                       By:   ___________________________________
                                             Robert B. McKnight, Jr.
                                             Chairman of the Board and Chief
                                             Executive Officer

                                       By:   ___________________________________
                                             Randall L. Herrel, Sr.
                                             Chief Operating Officer, Chief
                                             Financial Officer, Secrfetary
                                             and Treasurer

Date Plan approved by Stockholders: March 29, 1988

Date Plan amendments approved by Stockholders: April 4, 1991, March 26, 1993, March 18, 1994 and March 24, 1995

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                        INCENTIVE STOCK OPTION AGREEMENT

      THIS AGREEMENT, dated ______________, 19__ , is made by and between Quiksilver, Inc., a Delaware corporation (the "Company"), and ___________, an employee of the Company or a Subsidiary of the Company (the "Employee").

      WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of its $.01 par value Common Stock; and

      WHEREAS, the Company wishes to carry out the Quiksilver, Inc. Stock Option Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

      WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Committee"), appointed to administer said Plan, has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Incentive Stock Option provided for herein to the Employee as an inducement to remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1 Code

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

Section 1.2 Company

      "Company" shall mean Quiksilver, Inc. In addition, "Company" shall mean any corporation assuming, or issuing a new incentive stock option in substitution for, the Option in a transaction to which Section 424(a) of the Code applies.

Section 1.3 Option

      "Option" shall mean the incentive stock option to purchase common stock of the Company granted under this Agreement.

Section 1.4 Parent Corporation

      "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.5 Plan

      "Plan" shall mean the Quiksilver, Inc. Stock Option Plan.

Section 1.6 Secretary

      "Secretary" shall mean the Secretary of the Company.

Section 1.7 Securities Act

      "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.8 Subsidiary

      "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.9 Termination of Employment

      "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, removal, death or retirement, but excluding any termination where there is a simultaneous reemployment of the Employee by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for purposes of Section 422(a)(2) of the Code and the then applicable Regulations and Revenue Rulings under said Section.

                                   ARTICLE II

                                 GRANT OF OPTION

Section 2.1 Grant of Option

      In consideration of the Employee's agreement to remain in the employ of the Company, its Parent Corporations or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the option to purchase any part or all of an aggregate of _______ shares of its $.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2 Purchase Price

      The purchase price of the shares of stock covered by the Option shall be $ per share without commission or other charge.

Section 2.3 Consideration to Company

      In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient services to the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

Section 2.4 Adjustments in Option

      In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Employee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share; provided, however, that each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon the Employee, the Company and all other interested persons.

                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

Section 3.1 Commencement of Exercisability

            (a) Subject to Sections 3.5 and 5.6, the Option shall become exercisable in five (5) cumulative installments as follows:

                  (i) The first installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted.

                  (ii) The second installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.

                  (iii) The third installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

                  (iv) The fourth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option is granted.

                  (v) The fifth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the fifth anniversary of the date the Option is granted.

            (b) No portion of the Option which is unexercisable at Employee's Termination of Employment shall thereafter become exercisable.

Section 3.2 Duration of Exercisability

      The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 Expiration of Option

      The Option may not be exercised to any extent by anyone after the first to occur of the following events:

            (a) The expiration of ten (10) years from the date the Option was granted; or

            (b) If the Employee owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five (5) years from the date the Option was granted; or

            (c) The time of the Employee's Termination of Employment unless such Termination of Employment results from his death, his retirement, his disability (within the meaning of Section 22(e)(3) of the Code) or his being discharged not for good cause; or

            (d) The expiration of three (3) months from the date of the Employee's Termination of Employment by reason of his retirement or his being discharged not for good cause, unless the Employee dies within said three-month period; or

            (e) The expiration of one (1) year from the date of the Employee's Termination of Employment by reason of his disability (within the meaning of Section 22(e)(3) of the Code); or

            (f) The expiration of one (1) year from the date of the Employee's death; or

            (g) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this
Section 3.3.

Section 3.4 Acceleration of Exercisability

      In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.3(g), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place if:

            (a) This Option becomes unexercisable under Section 3.3 prior to said effective date; or

            (b) In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation, or a parent or subsidiary of such corporation, so that such assumption or substitution complies with the provisions of Section 424(a) of the Code; and provided, further, that nothing in this Section 3.4 shall make this Option exercisable if it is otherwise unexercisable by reason of Section 3.5 or Section 5.6.

      The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction, and determinations regarding whether provisions for assumption or substitution have been made as defined in subsection (b) above.

Section 3.5 Limitation on Exercisability

      Notwithstanding any other provision of this Agreement, the aggregate fair market value (determined at the time the Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by the Employee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) shall not exceed $100,000.

                                   ARTICLE IV

                               EXERCISE OF OPTION

Section 4.1 Person Eligible to Exercise

      During the lifetime of the Employee, only he may exercise the Option or any portion thereof. After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by the Employee's personal representative or by any person empowered to do so under the Employee's will or under the then applicable laws of descent and distribution.

Section 4.2 Partial Exercise

      Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares (or minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

Section 4.3 Manner of Exercise

      The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when such exercisable Option or portion thereof becomes unexercisable under Section 3.3:

            (a) Notice in writing signed by the Employee or such other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee; and

            (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is exercised; or

                (ii) With the consent of the Committee, shares of the Company's Common Stock owned by the Employee duly endorsed for transfer to the Company with a fair market value (as determinable under Section 4.2(b) of the Plan) on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

                (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at at least such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                (iv) Any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii); and

            (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

            (d) Full payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

            (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4 Conditions to Issuance of Stock Certificates

      The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

            (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 Rights as Shareholder

      The holder of the Option shall not be, nor shall such holder have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until a certificate or certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V

                                OTHER PROVISIONS

Section 5.1 Administration

      The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2 Option Not Transferable

      Neither the Option nor any interest or right therein or part thereof shall be subject to or liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3 Shares to Be Reserved

      The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 Notices

      Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5 Titles

      Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 Shareholder Approval

      The Plan will be submitted for approval by the Company's stockholders within twelve (12) months after the date the Plan was initially adopted by the Board. This Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained by the end of said twelve-month period, this Option shall thereupon become a Non-Qualified Option (as defined in the Plan).

Section 5.7 Notification of Disposition

      The Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the date of granting the Option with respect to such shares or (b) within one (1) year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

Section 5.8 Construction

      This Agreement shall be administered, interpreted and enforced under the laws of the State of California.

      IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                       QUIKSILVER, INC.

                                       By: _________________________________
                                           President

                                       By: _________________________________
                                           Secretary

____________________________________
Employee

____________________________________

____________________________________
Address

Employee's Taxpayer
Identification Number:

___________________________________

                                    EMPLOYEE
                      NON-QUALIFIED STOCK OPTION AGREEMENT

      THIS AGREEMENT, dated _________, 19___ is made by and between Quiksilver, Inc., a Delaware corporation (the "Company"), and ___________, an employee of the Company or a Subsidiary of the Company (the "Employee").

      WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of its .01 par value Common Stock; and

      WHEREAS, the Company wishes to carry out the Quiksilver, Inc. Stock Option Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

      WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Committee"), appointed to administer said Plan, has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Option provided for herein to the Employee as an inducement to remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1 Code.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

Section 1.2 Company

      "Company" shall mean Quiksilver, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, the Option and Incentive Stock Options (as defined in Section 1.7 of the Plan) outstanding under the Plan in a transaction to which Section 424(a) of the Code applies.

Section 1.3 Option

      "Option" shall mean the non-qualified option to purchase common stock of the Company granted under this Agreement.

Section 1.4 Parent Corporation

      "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.5 Plan

      "Plan" shall mean the Quiksilver, Inc. Stock Option Plan.

Section 1.6 Secretary

      "Secretary" shall mean the Secretary of the Company.

Section 1.7 Securities Act

      "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.8 Subsidiary

      "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.9 Termination of Employment

      "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, removal, death or retirement, but excluding any termination where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.

                                   ARTICLE II

                                 GRANT OF OPTION

Section 2.1 Grant of Option

      In consideration of the Employee's agreement to remain in the employ of the Company, its Parent Corporations or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the option to purchase any part or all of an aggregate of ____ shares of its .01 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2 Purchase Price

      The purchase price of the shares of stock covered by the Option shall be $_______ per share without commission or other charge.

Section 2.3 Consideration to Company

      In consideration of the granting of this Option by the Company, the Employee agrees to render faithful and efficient services to the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

Section 2.4 Adjustments in Option

      In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Employee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Committee shall be final and binding upon the Employee, the Company and all other interested persons.

                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

Section 3.1 Commencement of Exercisability

            (a) The Option shall become exercisable in five (5) cumulative installments as follows:

                  (i) The first installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted.

                  (ii) The second installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.

                  (iii) The third installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

                  (iv) The fourth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option is granted.

                  (v) The fifth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the fifth anniversary of the date the Option is granted.

            (b) No portion of the Option which is unexercisable at Termination of Employment of the Employee shall thereafter become exercisable.

Section 3.2 Duration of Exercisability

      The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 Expiration of Option

      The Option may not be exercised to any extent by anyone after the first to occur of the following events:

            (a) The expiration of ten (10) years and one (1) day from the date the Option was granted; or

            (b) The time of the Employee's Termination of Employment unless such Termination of Employment results from his death, retirement, disability or being discharged not for good cause; or

            (c) The expiration of three (3) months from the date of the Employee's Termination of Employment by reason of his retirement or his being discharged not for good cause, unless the Employee dies within said three-month period; or

            (d) The expiration of one (1) year from the date of the Employee's Termination of Employment by reason of his disability; or

            (e) The expiration of one (1) year from the date of the Employee's death; or

            (f) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this
Section 3.3.

Section 3.4 Acceleration of Exercisability

      In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.3(f), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place if:

            (a) This Option becomes unexercisable under Section 3.3 prior to said effective date; or

            (b) In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation or a parent or subsidiary of such corporation.

      The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction and determinations regarding whether provisions for assumption or substitution have been made in accordance with subsection (b) above.

                                   ARTICLE IV

                               EXERCISE OF OPTION

Section 4.1 Person Eligible to Exercise

      During the lifetime of the Employee, only he may exercise the Option or any portion thereof. After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by the Employee's personal representative or by any person empowered to do so under the Employee's will or under the then applicable laws of descent and distribution.

Section 4.2 Partial Exercise

      Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

Section 4.3 Manner of Exercise

      The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when such exercisable Option or portion thereof becomes unexercisable under Section 3.3:

            (a) Notice in writing signed by the Employee, or such other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee; and

            (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is exercised; or

                (ii) With the consent of the Committee, shares of the Company's Common Stock owned by the Employee duly endorsed for transfer to the Company with a fair market value (as determinable under Section 4.2(b) of the Plan) on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

                (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                  (iv) Any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii); and

            (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Employee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Employee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

            (d) Full payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

            (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 4.4 Conditions to Issuance of Stock Certificates

      The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange

Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

            (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 Rights as Shareholder

      The holder of the Option shall not be, nor shall such holder have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until a certificate or certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V

                                OTHER PROVISIONS

Section 5.1 Administration

      The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2 Option Not Transferable

      Neither the Option nor any interest or right therein or part thereof shall be subject to or liable for the debts, contracts or engagements of the Employee, his successors in interest, or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3 Shares to Be Reserved

      The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 Notices

      Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5 Titles

      Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 Construction

      This Agreement shall be administered, interpreted and enforced under the laws of the State of California.

                            [Signature page follows]

      IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                       QUIKSILVER, INC.

                                       By: ___________________________________
                                           President

                                       By: ___________________________________
                                           Secretary

________________________________
          Employee

________________________________
________________________________
          Address

Employee's Taxpayer
Identification Number:

________________________________

                              NON-EMPLOYEE DIRECTOR
                      NON-QUALIFIED STOCK OPTION AGREEMENT

      THIS AGREEMENT, dated _______________, 19__, is made by and between Quiksilver, Inc., a Delaware corporation (the "Company"), and __________ a non-employee director of the Company or of a subsidiary of the Company (the "Director").

      WHEREAS, the Company wishes to afford the Director the opportunity to purchase shares of its .01 par value Common Stock; and

      WHEREAS, the Company wishes to carry out the Quiksilver, Inc. Stock Option Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

      WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Committee"), appointed to administer said Plan, has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Non-Qualified Option provided for herein to the Director as an inducement to remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1 Code

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

Section 1.2 Company

      "Company" shall mean Quiksilver, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, the Option and Incentive Stock Options (as defined in Section 1.7 of the Plan) outstanding under the Plan in a transaction to which Section 424(a) of the Code applies.

Section 1.3 Option

      "Option" shall mean the non-qualified option to purchase common stock of the Company granted under this Agreement.

Section 1.4 Parent Corporation

      "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.5 Plan

      "Plan" shall mean the Quiksilver, Inc. Stock Option Plan.

Section 1.6 Secretary

      "Secretary" shall mean the Secretary of the Company.

Section 1.7 Securities Act

      "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.8 Subsidiary

      "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.9 Termination of Directorship

      "Termination of Directorship" shall mean the time when the service of a director (who is not an employee) as a member of the Board of Directors is terminated, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, removal, death or retirement. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Directorship, including, but not by way of limitation, the question of whether a Termination of Directorship resulted from a discharge for good cause and all questions of whether particular leaves of absence constitute a Termination of Directorship.

                                   ARTICLE II

                                 GRANT OF OPTION

Section 2.1 Grant of Option

      In consideration of the Director's agreement to continue in his service to the Company, its Parent Corporations or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Director the option to purchase any part or all of an aggregate of __________ shares of its .01 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2 Purchase Price

      The purchase price of the shares of stock covered by the Option shall be $ per share without commission or other charge.

Section 2.3 Consideration to Company

      In consideration of the granting of this Option by the Company, the Director agrees to render faithful and efficient services to the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Board of Directors shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted, unless the stockholders of the Company fail to reelect the Director upon expiration of the Director's term of office prior to the expiration of the one year period. Nothing in this Agreement or in the Plan shall confer upon the Director any right to continue serving in a directorship position of the Company, any Parent Corporation or any Subsidiary, or shall interfere with or restrict in any way the rights of the stockholders of the Company, any Parent Corporation or any Subsidiary, which are hereby expressly reserved, to remove the Director pursuant to provisions therefor in the charter or bylaws of the Company, any Parent Corporation or any Subsidiary, as the case may be.

Section 2.4 Adjustments in Option

      In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Director's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Committee shall be final and binding upon the Director, the Company and all other interested persons.

                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

Section 3.1 Commencement of Exercisability

            (a) The Option shall become exercisable in five (5) cumulative installments as follows:

                  (i) The first installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted.

                  (ii) The second installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.

                  (iii) The third installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

                  (iv) The fourth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the fourth anniversary of the date the Option is granted.

                  (v) The fifth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the fifth anniversary of the date the Option is granted.

            (b) No portion of the Option which is unexercisable at the Director's Termination of Directorship shall thereafter become exercisable.

Section 3.2 Duration of Exercisability

      The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 Expiration of Option

      The Option may not be exercised to any extent by anyone after the first to occur of the following events:

            (a) The expiration of ten (10) years and one (1) day from the date the Option was granted; or

            (b) The time of the Director's Termination of Directorship unless such resignation results from his death, retirement or disability (within the meaning of Section 22(e)(3) of the Code); or

            (c) The expiration of three months from the date of the Director's Termination of Directorship by reason of his retirement, unless the Director dies within said three month period; or

            (d) The expiration of one (1) year from the date of the Director's Termination of Directorship by reason of his disability (within the meaning of Section 22(e)(3) of the Code); or

            (e) The expiration of one (1) year from the date of the Director's death; or

            (f) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Director notice of such event if the Option has then neither been fully exercised nor become unexercisable under this
Section 3.3.

Section 3.4 Acceleration of Exercisability

      In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.3(f), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place if:

            (a) This Option becomes unexercisable under Section 3.3 prior to said effective date; or

            (b) In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by the other corporation or a parent or subsidiary of such corporation.

      The Committee may take such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction, and determinations regarding whether provisions for assumption or substitution have been made in accordance with subsection (b) hereof.

                                   ARTICLE IV

                               EXERCISE OF OPTION

Section 4.1 Person Eligible to Exercise

      During the lifetime of the Director, only he may exercise the Option or any portion thereof. After the death of the Director, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by the Director's personal representative or by any person empowered to do so under the Director's will or under the then applicable laws of descent and distribution.

Section 4.2 Partial Exercise

      Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

Section 4.3 Manner of Exercise

      The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when the exercisable Option or portion thereof becomes unexercisable under Section 3.3:

            (a) Notice in writing signed by the Director or such other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee; and

            (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is exercised; or

                (ii) With the consent of the Committee, shares of the Company's Common Stock owned by the Director duly endorsed for transfer to the Company with a fair market value (as determinable under Section 4.2(b) of the Plan) on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

                (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                  (iv) Any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii); and

            (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Director or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Director or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

            (d) Full payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

            (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Director, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 4.4 Conditions to Issuance of Stock Certificates

      The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange

Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

            (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 Rights as Shareholder

      The holder of the Option shall not be, nor shall such holder have any of the rights of privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until a certificate or certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V

                                OTHER PROVISIONS

Section 5.1 Administration

      The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Director, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2 Option Not Transferable

      Neither the Option nor any interest or right therein or part thereof shall be subject to or liable for the debts, contracts or engagements of the Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3 Shares to Be Reserved

      The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 Notices

      Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Director shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Director shall, if the Director is then deceased, be given to the Director's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5 Titles

      Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 Construction

      This Agreement shall be administered, interpreted and enforced under the laws of the State of California.

                            [Signature page follows]

           IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                       QUIKSILVER, INC.

                                       By: ___________________________________
                                           President

                                       By: ___________________________________
                                           Secretary

________________________________
          Employee

________________________________

________________________________

           Address

Employee's Taxpayer
Identification Number:

________________________________